UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2020 (July 28, 2020)

Greencity Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39404	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Eshan Road, Floor 6,

Pudong New District, Shanghai, China 200120

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (+86) 21-20257919

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one Redeemable Warrant	GRCYU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	GRCY	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one-half of one Ordinary Share for $11.50 per share	GRCYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

On July 28, 2020, Greencity Acquisition Corporation (the “Company”) amended its Third Amended and Restated Promissory Note (the “Note”), dated June 10, 2020, in the principal amount up to $500,000 to Cynthia Management Corporation (the “Sponsor”), pursuant to which the Maturity Date of the Note is extended to the consummation of our initial business combination. As of date hereof, $394,590 has been borrowed under the Note.

Item 8.01. Other Events.

On July 28, 2020, Greencity Acquisition Corporation consummated its initial public offering (the “IPO”) of 4,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (“Ordinary Shares”), and one redeemable warrant of the Company (the “Warrants”), with each Warrant entitling the holder thereof to purchase one-half of one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $40,000,000. The Company has granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 600,000 additional Units.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 260,000 units (the “Private Placement Units”) to Cynthia Management Corporation at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $2,600,000.

A total of $40,600,000, comprised of $38,000,000 of the proceeds from the IPO (which amount includes $1,000,000 of the underwriter’s deferred discount) and $2,600,000 of the proceeds of the sale of the Private Placement Units, was placed in a trust account located in the United States at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of July 28, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Promissory Note, dated July 28, 2020.
99.1	Audited Balance Sheet as of July 28, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2020	Greencity Acquisition Corporation

	By:	/s/ Ming Zhang
Name: Ming Zhang
Title: Chief Executive Officer